UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2015 (May 6, 2015)

UMED Holdings, Inc.
 (Exact name of registrant as specified in its charter)

Texas
(State or other jurisdiction of incorporation)

000-55030
(Commission File Number)

90-0893594
 (IRS Employer Identification No.)

6628 Bryant Irvin Road, Suite 250
Fort Worth, Texas  76132
 (Address of principal executive offices)(Zip Code)

(817) 346-6900
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

  (a)      Previous Independent Registered Public Accounting Firm

On May 6, 2015, UMED Holdings, Inc. (the "Company") accepted the resignation of Terry L. Johnson, CPA as the independent registered public accounting firm of the Company. The resignation of Terry L. Johnson, CPA was approved by the Company's Board.

The reports from Terry L. Johnson, CPA on the Company's financial statements as of and for the fiscal years ended December 31, 2013 and 2014 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle except for the addition of a paragraph expressing substantial doubt about the Company’s ability to continue as a going concern.

During the Company's two most recent fiscal years, the subsequent interim period thereto, and through May 6, 2015, there were no disagreements (as defined in Item 304 of Regulation S-K) with Terry L, Johnson, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Terry L. Johnson, CPA, would have caused it to make reference in connection with his opinion to the subject matter of the disagreement.  Further during the Company’s two most recent fiscal years, the subsequent interim periods thereto, and through May 6, 2015, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished a copy of the disclosures herein to Terry L. Johnson, CPA and requested that Terry L. Johnson, CPA furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not he agrees with the above statements.  Terry L. Johnson’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

     (b)     New Independent Registered Public Accounting Firm

On June 3, 2015, the Company's Board of Directors engaged Patrick D. Heyn, CPA, P.A. as its new independent registered public accounting firm to audit the Company's financial statements for the Company's fiscal year ending December 31, 2015.

During the last two fiscal years ending December 31, 2014 and December 31, 2013, and the subsequent interim periods thereto, and through May 6, 2015, neither the Company nor anyone acting on its behalf consulted Patrick D. Heyn, CPA, P.A. with respect to (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that Patrick D, Heyn, CPA, P.A. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues: or (ii) any matter that was the subject of disagreement or a reportable event set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description
16.1	Letter from Terry L. Johnson, CPA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMED Holdings, Inc.
(Registrant)

Date: June 10, 2015	By:	/s/Randy Moseley
	Name:	Randy Moseley
	Title:	Chief Financial Officer